Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of CAMP4 Therapeutics Corporation (the “Company”) hereby certifies, to the best of my knowledge, that:
(i)the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2025 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 6, 2025	By:	/s/ Kelly Gold
		Name:	Kelly Gold
		Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)